UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 16, 2006

GENIUS PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27915	33-0852923
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

740 Lomas Santa Fe, Suite 210
Solana Beach, California 92075
(Address of Principal Executive Offices) (Zip Code)

(858) 793-8840
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On February 16, 2006, Genius Products, Inc. (the “Company”) issued a press release announcing that management will deliver a presentation on behalf of the Company at the 18th Annual Roth Capital Partners Investor Conference held at the St. Regis Monarch Beach Resort & Spa in Dana Point, California. The Company’s investor presentation will be webcast live at 3:00 p.m. Pacific Time on Tuesday, February 21, 2006 at http://www.wsw.com/webcast/roth7/. The link for the webcast will be available after the presentation on the investor relations section of the Company’s website, http://www.geniusproducts.com. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description

99.1	Press Release dated February 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS PRODUCTS, INC.

Date: February 17, 2006	By:	/s/ John Mueller

John Mueller Chief Financial Officer

Index to Exhibits

Exhibit	Description

99.1	Press Release dated February 16, 2006.